                                                                   Exhibit 10.15

                             ROMAC INTERNATIONAL
                                PROJECT VISION

Corporate Resource Development, Inc. (CRD) proposes a consulting agreement with ROMAC INTERNATIONAL (ROMAC) over the next 5-6 months with the following Scope of Engagement. WHILE THE OUTCOMES WILL BE IDENTIFIED AND AGREED UPON IN PHASE ONE OF THE PROJECT, THEY WILL INCLUDE BUT NOT BE LIMITED TO THE FOLLOWING:

- - Research and analysis to create, design and implement an operating Trade Mark and/or Service Mark to brand identify ROMAC's consultative client outcomes.

- - A Macro Branding strategy that will embrace the most sophisticated value perception for ROMAC and create sustained competitive advantage in their primary market place.

- - Micro branding strategies, consistent with the overall Macro Brand, for each of the primary service lines - temporary, contract services, search, and PSP - that fully elevate ROMAC's value added partner position.

- - A fully leveraged P.R.O.S. as a platform for expanded expertise, client impact, and market place differentiation for the ROMAC outcomes solution.

- - Research to determine target markets, target industries, and target clients most likely to embrace increased performance rather than decreased pricing as a basis for the ROMAC partnership concept.

- - Research to align ROMAC products and services with the compelling agendas of strategic business management in their chosen target segments. Construct performance models to communicate product, process and outcomes relationships.

- - Consultative marketing and selling strategies and training designed to focus the ROMAC national sales team toward the client strategic management level, enabling them to effectively communicate the full impact and benefits of the ROMAC partnership process.

- - Branch and salesperson marketing plans designed to maximize ROMAC brand identity value, drive a high ROI from invested sales activity, and build increasing profile and visibility for the sales force in their chosen target markets.

- - A marketing intelligence process to continue to feed research and information to branch sales people and share and communicate successes with the ROMAC employees and their clients.

CRD will assign a lead consultant, with a support team to work in conjunction with a selected ROMAC management team to execute the phases identified in this scope of engagement.


                        CORPORATE RESOURCE DEVELOPMENT
                                                  INC.

                              ROMAC INTERNATIONAL
                              SCOPE OF ENGAGEMENT

                 PHASE I:  INTERNAL DISCOVERY & ASSESSMENT

PURPOSE:
- -       To gain a better understanding of the competitive environment in which
        ROMAC operates.
- -       To evaluate the company's strengths and weaknesses, as well as, gauge organizational receptivity to change and to implement competitive strategies.
- -       To understand market opportunities, issues, and perceptions from an internal perspective.
- -       To provide a framework for issues that need to be addressed in the external market research phase.

ACTIVITIES:
- -       CRD will conduct a detailed fact finding process through secondary research to gain a better understanding of the competitive environment.
- -       ROMAC personnel will be interviewed in group and individual discussions.
- -       Preliminary review of the sales and promotional material and public relations programs for ROMAC.

DELIVERABLES:
- -       ROMAC management debrief regarding the organizational assessment.
- -       Interim recommendations concerning the sales and promotional material and public relations programs.

TIME REQUIRED:  5 - 10 Days

                   PHASE II: MARKET POSITIONING ANALYSIS (MPA)

PURPOSE: To collect, integrate, and interpret market research information regarding the following:
- -       Prevailing agendas of prospective and existing client decision makers relative to ROMAC's products and services.
- -       Competitive positioning of current and potential competitors.

ACTIVITIES:
- -       A CRD Senior Researcher conducts in-depth phone interviews with prospective and existing ROMAC clients at various levels within those organizations.
- -       CRD and the ROMAC management team meet informally to review the responses generated from the initial interviews.
- -       Members of the CRD team assemble and analyze the information gathered in the in-depth interviews.
- -       Members of the CRD Project team will meet with ROMAC management to formally discuss the findings and develop conclusions from the Market Positioning Analysis.

                        CORPORATE RESOURCE DEVELOPMENT
                                                  INC.

DELIVERABLES:
- -        Mid-point (Informal) Documented Research Report.  CRD prepares an informal summary document that encompasses the respondents' verbatim comments from the initial interviews.
- -        Market Positioning Research Analysis Document.  The research information is assembled both quantitatively and qualitatively in a single document.

                  PHASE II(a): AGENDA BASED SALES TRAINING

PURPOSE: To initiate a transition for the ROMAC management team and selected sales personnel towards the implementation of agenda based selling techniques. THIS PHASE WILL BE DONE AS PART OF AND IN THE SAME TIME FRAME WITH THE MARKET POSITIONING ANALYSIS. This insures more immediate impact for ROMAC and a more effective implementation of the Brand Identity Strategy into the overall selling process.

ACTIVITIES:
- -        A training session for the ROMAC Senior Management and Branch
         Management which focuses on the tactical execution of agenda based selling including, but not limited to:
                 -        Research techniques
                 -        Positioning tactics
                 -        Access techniques
                 -        Sales control methodologies
- -        A separate agenda based sales training session for selected ROMAC sales personnel which focuses on the same techniques, tactics and methodologies required in the successful execution of agenda based selling.

DELIVERABLES: Training execution document.

TIME REQUIRED: 40 - 50 Days

               PHASE III: DIFFERENTIATION STRATEGY DEVELOPMENT

PURPOSE: To develop specific market-oriented strategies and tactical methods that will serve to differentiate ROMAC in the market place including the development of a new ROMAC trade mark and/or service mark.

ACTIVITIES:
- -        CRD will conduct an interactive strategy session with the ROMAC management team to develop the opportunities and actions that address the conclusions derived from the Market Positioning Analysis.
- -        CRD project team will formulate a Macro strategy based on the acceptable opportunities and actions.
- -        CRD project team will develop Micro strategies that address the prospective and existing market base.
- -        CRD project team, in conjunction with the ROMAC management team, will identify target clients.

                 CORPORATE RESOURCE DEVELOPMENT
                                           INC.

- -        Descriptive "Positioning" statements and performance models are created to describe ROMAC's new positioning strategy and serve as the basis for development of ROMAC's trade mark and/or service mark.

DELIVERABLES:
- -        Documented Brand Identity Strategy with an execution process.
- -        Market-ready Positioning statements and performance models.
- -        Trade Mark and/or Service Mark.

TIME REQUIRED: 25 - 35 Days

                     PHASE IV: STRATEGIC IMPLEMENTATION

PURPOSE: To initiate a transition for the ROMAC management team and the selected sales personnel towards the implementation of the Brand Identity and Trade Mark and/or Service Mark Strategy into the agenda based marketing and selling process.

ACTIVITIES:
- -        A training and orientation session with selected ROMAC personnel to provide an understanding of the techniques and procedures required to execute the Brand Identity Strategy.
- -        A training session with the ROMAC Senior Management and Branch
         Management which focuses on the tactical execution of the Brand Identity Strategy. This session will include a detailed review of the Brand Identity Strategy and its incorporation into the agenda based selling process.
- -        A separate training session with the selected sales personnel, which also focuses on the tactical execution of the Brand Identity Strategy.

DELIVERABLES: Training and market strategy execution document.

TIME REQUIRED: 30-40 Days

                  PHASE V: STRATEGIC EVALUATION & GUIDANCE

PURPOSE: To objectively evaluate the progress of ROMAC in the execution of the Brand Identity strategy and offer recommendations as to corrections or future refinements.

ACTIVITIES:
- -        Establish and train internal resources to serve as market intelligence to guide and support the continual efforts in the area of market development.
- -        Consulting meetings at your location to review actions, plans and outcomes.
- -        Telephone consulting for key account assistance.

DELIVERABLES: Strategic evaluations and recommendations for future actions.

TIME REQUIRED: 180 - 290 Days

                 CORPORATE RESOURCE DEVELOPMENT
                                            INC.

                                  PROJECT FEES

After careful consideration of the scope of effort and variables involved in this project, we believe the following pricing structure to be appropriate:


TOTAL FEE:                                                              $200,000

Initial payment:    Oct. 26, 1995       $50,000

Monthly Payments:
                    Jan. 1, 1996        $30,000
                    Feb. 1, 1996        $30,000
                    Mar. 1, 1996        $30,000
                    Apr. 1, 1996        $30,000
                    May  1, 1996        $30,000



                           ESTIMATED PROJECT DURATION


Phase I         5 -  10 Days
Phase II       40 -  50 Days
Phase III      25 -  35 Days
Phase IV       30 -  40 Days
Phase V       180 - 290 Days
- ----------------------------

TOTAL         280 - 425 Days



Unless subsequent arrangements are made, CRD will invoice any travel and lodging expenses incurred by CRD project personnel in the execution of the consulting engagement. Invoices will be billed at cost.


CRD reserves the right to make changes mutually agreed upon with ROMAC, to the approach and subject content utilized in this engagement, based upon knowledge and information gained during the engagement.

                         CORPORATE RESOURCE DEVELOPMENT
                                                    INC.

                               SERVICES CONTRACT

Client :  ROMAC INTERNATIONAL
Address:  120 West Hyde Park Place, Suite 200     Tampa, FL 33606
Contact:  David Dunkel, President                 Telephone: 813-258-8855

Date:     October 26, 1995

                            SERVICES TO BE PROVIDED
- --------------------------------------------------------------------------------
Type of Service:  Brand Identity and Trade Mark/Service Mark Development
                  Strategy
Dates of Service: Per Scope of Engagement & Document of Understanding
Contact:          W.R. 'Max' Carey, Jr.
Consultant:       Chuck Murchison and Philip Hayden

                              BILLING ARRANGEMENTS
- --------------------------------------------------------------------------------

BRAND IDENTITY AND TRADE MARK/SERVICE MARK
DEVELOPMENT STRATEGY                                                 $200,000.00


Initial Payment:    Oct. 26, 1995            $50,000.00
- ---------------

Monthly Payments:   Jan. 1, 1996             $30,000.00
- ----------------    Feb. 1, 1996             $30,000.00
                    Mar. 1, 1996             $30,000.00
                    Apr. 1, 1996             $30,000.00
                    May  1, 1996             $30,000.00


Checks are to be made payable to:  CORPORATE RESOURCE DEVELOPMENT, INC.
                                   700 GALLERIA PARKWAY, SUITE 450
                                   ATLANTA, GEORGIA 30339
                                   770-953-8016

                              EXPENSE ARRANGEMENTS
- --------------------------------------------------------------------------------
Travel, dining and lodging expenses to be paid by ROMAC International as required. All expenses are billed at cost.

/s/ W.R. Carey, Jr.                         /s/ Peter Dominici
- ------------------------------------        ------------------------------------
Corporate Resource Development, Inc.        ROMAC International

              10/27/95                                    10/27/95
- ------------------------------------        ------------------------------------
Date                                        Date

Please sign and return one copy to us.


                         CORPORATE RESOURCE DEVELOPMENT
                                                    INC.